SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          ______________________


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


   Date of report (Date of earliest event reported)   October 10, 1999
                              ______________


                           GLOBAL CROSSING LTD.
         ________________________________________________________
            (Exact Name of Registrant as Specified in Charter)


      Bermuda                       000-24565                98-0189783
____________________               ___________            _______________
(State or Other Jurisdiction      (Commission              (IRS Employer
    of Incorporation)              File Number)           Identification No.)


           Wessex House, 45 Reid Street, Hamilton HM12 Bermuda
  ______________________________________________________________________
   (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code   (441) 296-8600

                              ______________


                              NOT APPLICABLE
  ______________________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         Global Crossing Ltd. is filing a conformed copy of the Sale Agreement, dated 10 October 1999, among Global Crossing Ltd., Racal Electronics plc, The Racal Corporation and Controls and Communications Limited with respect to the previously announced sale of the Racal Telecom business to Global Crossing. The sale is scheduled to be completed in mid-November and is subject to receipt of approval from Racal's shareholders and certain regulatory approvals.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:


         Exhibit Number                    Exhibit

         2.1                               Sale Agreement, dated October
                                           10, 1999, among Controls and
                                           Communications Limited, The
                                           Racal Corporation, Racal
                                           Electronics plc and Global
                                           Crossing Ltd.





























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

                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GLOBAL CROSSING LTD.



                                           By:      /s/ Dan J. Cohrs
                                                   --------------------
                                           Name:   Dan J. Cohrs
                                           Title:  Senior Vice President
                                                   and Chief Financial
                                                   Officer

Dated:  October 21, 1999





































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